SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): June 18, 1997



                                LOTTOWORLD, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)


             0-25624                                    65-0399794
      (Commission File No.)                  (IRS Employer Identification No.)


  Suite 200, 2150 Goodlette Road, Naples, Florida          34102
     (Address of Principal Executive Offices)            (Zip Code)


                                 (941) 643-1677
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On June 18, 1997, the Company's securities were delisted from the Nasdaq SmallCap Market for failure to meet the listing requirements. The Company's securities are now listed on the OTC Bulletin Board.

         The Company has temporarily suspended all operations pertaining to the publication of its magazines, terminated or laid-off 30 employees and does not have the capital to resume publication. The Company is negotiating with several potential investors, but there is no assurance that the necessary capital can be raised.


Item 7.   Financial Statements, Pro-forma Financial Information and Exhibits

    (A)   Financial Statements of Business Acquired

            None

    (B)   Pro-forma Financial Information

            None

    (C)   Exhibits

    99.1 Press release dated May 20, 1997 issued by the Company stating that LottoWorld is seeking additional capital.

    99.2 Press release dated June 6, 1997 issued by the Company announcing lay-offs of personnel and that the Company is continuing to seek additional capital.

    99.3 Press release dated June 18, 1997 issued by the Company informing the public that the Company's securities are no longer traded on the Nasdaq SmallCap Market, but are traded on the OTC Bulletin Board.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LOTTOWORLD, INC.

                                     By: s/Stuart Dubow
                                        ---------------------------
                                         Stuart Dubow
                                         Chief Financial Officer
                                          and Senior Vice President

Date: June 24, 1997



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